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                                                                    EXHIBIT 32.1

                           SECTION 1350 CERTIFICATIONS
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF
                         TITLE 18, UNITED STATES CODE)

           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
Code), each of the undersigned officers of Aviall, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

           The Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10-Q.

           Date:     August 12, 2003                /s/ Paul E. Fulchino
                                                    ----------------------------
                                                    Paul E. Fulchino
                                                    Chairman, President and
                                                    Chief Executive Officer


           Date:     August 12, 2003                /s/ Colin M. Cohen
                                                    ----------------------------
                                                    Colin M. Cohen
                                                    Vice President and Chief
                                                    Financial Officer

The foregoing certification is being furnished as an exhibit to the Form 10-Q pursuant to Item 601(b)(32) of Regulation S-K and Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and, accordingly, is not being filed as part of the Form 10-Q.